Exhibit 99.1

TESLA ANNOUNCES $500 MILLION COMMON STOCK OFFERING

PROCEEDS TO ACCELERATE GROWTH OF BUSINESS, INCLUDING TESLA ENERGY, AND DEVELOPMENT OF MODEL 3 AND GIGAFACTORY

PALO ALTO, Calif., August 13, 2015 — Tesla announced today that it intends to offer, subject to market and other conditions, $500 million of additional shares of common stock in an underwritten registered public offering. In addition, Tesla intends to grant the underwriters a 30-day option to purchase up to $75 million of additional shares of common stock.

Elon Musk, Tesla’s CEO, intends to purchase $20 million of common stock in this offering at the public offering price.

Tesla intends to use the net proceeds from this offering to accelerate the growth of its business in the United States and internationally, including the growth of its stores, service centers, Supercharger network and the Tesla Energy business, and for the development and production of Model 3, the development of the Tesla Gigafactory, and other general corporate purposes.

Goldman, Sachs & Co. and Morgan Stanley are acting as lead joint book-running managers for the offering, J.P. Morgan and Deutsche Bank Securities are acting as additional book-running managers for the offering, and BofA Merrill Lynch and Wells Fargo Securities are acting as co-managers.

An effective registration statement relating to the securities was filed with the Securities and Exchange Commission on May 15, 2013. The offering of these securities will be made only by means of a prospectus supplement and the accompanying prospectus. Copies of the preliminary prospectus supplement and the accompanying prospectus may be obtained from Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282-2198, telephone: (866) 471-2526, facsimile: (212) 902-9316 or email: prospectus-ny@ny.email.gs.com; from Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, Second Floor, New York, NY 10014; from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone (866) 803-9204; or from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2386, telephone: (800) 503-4611 or email: prospectus.cpdg@db.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the registration statement, the prospectus contained therein or the prospectus supplement.

Forward-Looking Statement

Certain statements in this press release, including statements regarding the proposed public offering of common stock and Tesla’s intended use for the proceeds of the offering, are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual events or results may differ materially from those contained in the forward-looking statements. Please refer to the registration statement on Form S-3 on file with the SEC and the prospectus and prospectus supplement included or incorporated by reference therein, as well as the other documents Tesla files on a consolidated basis from time to time with the SEC, specifically Tesla’s most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results for Tesla on a consolidated basis to differ materially from those contained in Tesla’s forward-looking statements. Tesla disclaims any obligation to update information contained in these forward-looking statements.

Investor Relations Contact:

Jeff Evanson

Tesla Motors

ir@teslamotors.com

Press Contact:

Khobi Brooklyn

Tesla Motors

press@teslamotors.com